                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Additional Materials         RULE 14A-6(e)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-12

                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND
--------------------------------------------------------------------------------

                (Names of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND

                            C/O MORGAN STANLEY TRUST
          HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311
                            TOLL FREE (800) 869-NEWS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 28, 2004

     Notice is hereby given that a Special Meeting of Shareholders of MORGAN STANLEY LATIN AMERICAN GROWTH FUND (the "Fund") will be held at 1221 Avenue of the Americas, 5th Floor, New York, NY 10020 in the North Conference Room, on Tuesday, September 28, 2004 (the "Meeting") at 9:00 a.m., Eastern Time, for the following purposes:

          1. To approve or disapprove a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders (the "Plan"); and

          2. To consider and act upon any other matters which may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of the Fund at the close of business on June 21, 2004 are entitled to notice of, and to vote at, the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. You may also vote by telephone or via the Internet in the manner indicated in the enclosed proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Plan and will vote against any such adjournment those proxies to be voted against the Plan.

                                        By order of the Board of Trustees,

                                                  MARY E. MULLIN
                                                    Secretary

July 7, 2004

--------------------------------------------------------------------------------
                                   IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR BY VOTING BY TELEPHONE OR VIA THE INTERNET IN THE MANNER INDICATED IN THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE BY TELEPHONE OR VIA INTERNET IN THE MANNER INDICATED IN THE ENCLOSED PROXY, IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE FUND'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                             YOUR VOTE IS IMPORTANT.

                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO,
                              JERSEY CITY, NJ 07311
                            TOLL FREE (800) 869-NEWS

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 28, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Morgan Stanley Latin American Growth Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on September 28, 2004, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice of Special Meeting"). The first mailing of this Proxy Statement is expected to be made on or about July 7, 2004.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Plan. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of the Fund as of the close of business on June 21, 2004, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. As of June 21, 2004, the Record Date, the Fund had 3,328,086 shares outstanding.

     The table below sets forth the owners of 5% or more of the shares of the Fund on the Record Date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                                                                         PERCENTAGE OF
                             SHAREHOLDER                          NUMBER OF SHARES     OUTSTANDING SHARES
                             -----------                          ----------------     ------------------
CLASS A
Marc C. Aury ...................................................         3,687                8.73%
617 Lotus Lane
Sarasota, Florida 34242-1209
CLASS C
Morgan Stanley DW Inc., as custodian for Steven A. Glorioso ....         2,017                5.04%
1217 Royal Street
New Orleans, Louisiana 70116-2512
CLASS D
Hare & Co. .....................................................       134,516               78.98%
c/o The Bank of New York
P.O. Box 11203
New York, New York 10286-1203


PROXIES

     All costs of the Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by Morgan Stanley Investment Advisors Inc., the Fund's investment manager (the "Investment Manager"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Morgan Stanley Services Company Inc., Morgan Stanley DW Inc. and Morgan Stanley Trust, without special compensation.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as indicated in the enclosed proxy. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Alamo reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses would range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Investment Manager.

 (1) APPROVAL OR DISAPPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE FUND'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND
                 REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.


BACKGROUND

     The Fund commenced operations on December 30, 1992 and since that date through December 31, 2003, the Fund's net assets have grown to only $50.2 million. The anticipated growth of the Fund's assets through increased sales of shares has not been achieved.

     The Investment Manager believes it is unlikely that the Fund will experience material growth in assets in the foreseeable future. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with the Fund's small asset base, the Investment Manager has concluded that it would be in the best interests of the Fund and its Shareholders to liquidate the Fund and has recommended that this course of action be considered by the Trustees.

     At a meeting on April 22, 2004, the Trustees considered whether it would be appropriate and in the best interests of the Fund and its Shareholders to liquidate the Fund and, after careful consideration of the matter, the Trustees approved the liquidation and termination of the Fund pursuant to the terms of a Plan of Liquidation and Dissolution (the "Plan"), a copy of which is attached as Exhibit A. The Trustees also directed that the Plan be submitted to the Fund's Shareholders for approval. In evaluating the Plan, the Trustees considered a number of factors, including the amount of the Fund's total assets, the Fund's expense ratio and the likelihood that additional sales of the Fund's shares could increase the assets to a more viable level. The Trustees also considered the likelihood of finding a suitable candidate for a merger with the Fund. Based on consideration of the foregoing and all other factors deemed relevant by it, the Trustees determined that approval of the Plan was in the best interests of the Fund and its Shareholders.

     If Shareholders of the Fund fail to approve the Plan, the Fund will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Fund as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

     Effective April 30, 2004, the Fund ceased offering its shares.


DESCRIPTION OF THE PLAN

     The Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Fund will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund. After the distribution of assets to Shareholders, the Fund will be dissolved in accordance with the Plan and Massachusetts law. The Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan.

     As soon as practicable after the Effective Date, and in any event within 60 days thereafter, the Fund will mail to each Shareholder of record who has not redeemed its shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution.

     Except as may be otherwise agreed to between the Fund and the Investment Manager, all expenses incurred by or allocable to the Fund in carrying out the Plan and dissolving the Fund shall be borne by the Investment Manager.

     If a Shareholder of the Fund's Class B shares or Class C shares would be subject to a contingent deferred sales charge (a "CDSC") upon the sale of such shares, the Fund will waive any such CDSC in connection with the liquidation of the Fund pursuant to the Plan. The adoption of the Plan will not affect the right of Shareholders to redeem shares of the Fund before the Fund's liquidation at its then current net asset value per share; however, any applicable CDSC would not be waived in such a case.

     All officers of the Fund, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Fund is liquidated and dissolved.

     The Plan provides for the termination of the Fund under the laws of The Commonwealth of Massachusetts. The Fund intends to file an appropriate notice of termination with the Office of the Secretary of State of Massachusetts. Such notice will state that the Board of Trustees approved the termination of the Fund pursuant to the Plan and will specify the exact date of termination. Massachusetts law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination. The Fund will also file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company.


GENERAL INCOME TAX CONSEQUENCES

     The following is only a general summary of the U.S. federal income tax consequences of the Plan and is limited in scope. This summary is based on the federal tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. While this summary discusses the effect of certain federal income tax provisions on the Fund resulting from its liquidation and dissolution, the Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any Shareholder upon receipt of a liquidating distribution will be as set forth below.

     While this summary addresses some of the U.S. federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on Shareholders and affect Shareholders differently, depending on their particular tax situations independent of the Plan. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE APPLICATION OF CURRENT U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AND WITH RESPECT TO STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE PLAN.

     Prior to or on the last day of the Fund's final taxable year, the Trustees may authorize a capital gain dividend that would be distributed in addition to the final liquidation distribution. (The Fund had accumulated net realized losses as of April 30, 2004 and does not currently expect to realize significant net gains on the sale of assets in connection with the liquidation. Therefore, it is currently expected that Shareholders will not receive a capital gain dividend.) Within 60 days after the close of the Fund's final taxable year, the Fund will notify Shareholders as to the amount of any capital gain dividend, as well as the final liquidation distribution.

     The Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, expects to not be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to Shareholders. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions, and result in the inability of the Fund to pass through credits against foreign taxes paid.

     The Fund anticipates that it will generally report the amount received upon liquidation (i.e., the final liquidation distribution) for federal income tax purposes as full payment in exchange for the Shareholder's shares. Assuming the final liquidation distribution constitutes such a payment for federal income tax purposes, it will be treated as a taxable sale and will have the following consequences: A Shareholder who is a U.S. citizen or resident or otherwise subject to U.S. income taxes will be taxed only to the extent the amount of the balance of the distribution exceeds his or her adjusted tax basis in such shares; if the amount received is less than his or her adjusted tax basis, the Shareholder will realize a loss. The Shareholder's gain or loss will generally be a capital gain or capital loss if such shares are held as capital assets. If such shares, which are held as capital assets, are held for more than one year, then any gain or loss will generally constitute a long-term capital gain or long-term capital loss, as the case may be. If the Shareholder held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss and will be taxed at ordinary income tax rates. The ability to deduct capital losses may be limited.

     Corporate Shareholders should note that there is no preferential federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate Shareholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the same federal income tax rate.

     Under certain provisions of the Code, some Shareholders may be subject to a backup withholding tax ("backup withholding") on the liquidation distribution (including any capital gain dividend or the distribution treated as payment for shares, as described above). Generally, Shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, and those with respect to whom the Fund has been notified by the IRS as having under-reported their federal tax liability. An individual's taxpayer identification number is his or her social security number. Certain Shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION TO TERMINATE THE FUND.

                                  REQUIRED VOTE

     Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Fund as defined under the Investment Company Act of 1940, as amended, which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. For this purpose, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

                              SHAREHOLDER PROPOSALS

     The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders of the Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

     The Fund's most recent Annual Report for its most recent fiscal year has been sent previously to Shareholders and is available without charge upon request by calling (800) 869-NEWS.


                                 OTHER BUSINESS

     The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                                          By order of the Board of Trustees,


                                                   MARY E. MULLIN
                                                     Secretary

                                                                       EXHIBIT A

                       PLAN OF LIQUIDATION AND DISSOLUTION

     The following Plan of Liquidation and Dissolution (the "Plan") of Morgan Stanley Latin American Growth Fund (the "Fund"), a trust organized and existing under the laws of The Commonwealth of Massachusetts, which has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Declaration of Trust dated February 25, 1992, as amended (the "Declaration"), and under Massachusetts law.

     WHEREAS, the Fund's Board of Trustees (the "Board") has deemed that it is advisable and in the best interests of the Fund and its Shareholders to liquidate and to dissolve the Fund, and the Board, on April 22, 2004, considered the matter and determined to recommend the termination of the Fund pursuant to this Plan;

     NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

     1. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Fund ("Meeting") called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Fund as defined under the Investment Company Act, which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the "Effective Date."

     2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Fund shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law.

     3. Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional shares.

     4. Liquidation of Assets. The Fund shall cause the liquidation of its assets to cash form as is practicable consistent with the terms of the Plan.

     5. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

     6. Liquidating Distribution. As soon as practicable after the Effective Date, the Fund will mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above), and (ii) information concerning the sources of the liquidating distribution.

     7. Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment manager, Morgan Stanley Investment Advisors Inc., all expenses incurred by or allocable to the Fund in carrying out this Plan and dissolving the Fund shall be borne by Morgan Stanley Investment Advisors Inc.

     8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

        The death, resignation or other disability of any Trustee or any officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

     9. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 TO
                                             WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             4. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.





PLEASE DETACH AT PERFORATION BEFORE MAILING.




PROXY               MORGAN STANLEY LATIN AMERICAN GROWTH FUND              PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2004


This Proxy Card is solicited by the Board of Trustees of the above-referenced fund (the "Fund").

The undersigned shareholder hereby appoints Stefanie V. Chang Yu, Joseph J. McAlinden and Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby instructs said proxies, and each of them, to cast the votes attributable to the undersigned's interest with respect to the Fund as directed on the reverse side at the Special Meeting of Shareholders of the Morgan Stanley Latin American Growth Fund on September 28, 2004 at 9:00 a.m., Eastern time or any adjournment thereof. The undersigned, by completing this form, does hereby authorize the Fund to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE FUND IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS PROXY CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.


                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE: 1-866-241-6192
                                          --------------------------------------
                                          999 99999 999 999
                                          --------------------------------------

                                             NOTE: Please sign exactly as your
                                             name appears on this proxy card.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.



                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Date

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.





TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU MAY ALSO VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]



              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.

                 FOR            AGAINST          ABSTAIN

                  [ ]             [ ]              [ ]


     SIGN THE PROXY CARD ON THE REVERSE SIDE AND RETURN AS SOON AS POSSIBLE
                            IN THE ENCLOSED ENVELOPE.



      YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
                                      TODAY